Exhibit 99.1

FOR IMMEDIATE RELEASE

TYME Technologies, Inc. Announces Exploration of Strategic Options

BEDMINSTER, N.J - (BUSINESS WIRE) March 29, 2022—TYME Technologies, Inc. (Nasdaq: TYME) (the Company or TYME), an emerging biotechnology company developing cancer metabolism-based therapies (CMBTs™), today announced that its Board of Directors has decided to explore potential strategic options to enhance stockholder value. The Company has engaged Moelis & Company LLC as its financial advisor and Faegre Drinker Biddle & Reath LLP as its legal advisor.

On January 26, 2022, TYME announced the discontinuation of a randomized Phase II/III trial of SM-88 in combination with methoxsalen, phenytoin, and sirolimus (MPS) for patients with metastatic pancreatic cancer upon learning that the trial sponsor terminated the study arm due to futility. Notwithstanding the discontinuation of its most advanced clinical trial, the Company believes there are additional opportunities that could enhance value for TYME stockholders. TYME believes that being well-capitalized affords it the ability to consider a wide range of strategic options and therefore has commenced a formal process with Moelis & Company LLC.

The Strategic Planning Committee of the Board will act as a Transaction Committee and will be led by TYME Board Member Timothy C. Tyson, who possesses over 35 years of biotechnology and pharmaceutical industry experience, including multiple M&A transactions. There can be no assurance that this process will result in any such transaction, and the Company does not intend to disclose additional details unless and until it has entered into a specific transaction.

“The goal of the strategic evaluation process is to ensure that we are exploring a range of possible options to maximize value for our stockholders. With $92 million in cash and marketable securities as of December 31, 2021, we believe that TYME is in a strong position to find an advantageous transaction,” stated Richie Cunningham, Chief Executive Officer of TYME.

TYME continues to evaluate SM-88 in two separate Phase II investigator-sponsored studies in HR+/HER2- breast cancer and sarcoma. A poster presentation from the Phase II OASIS study of SM-88 in patients with HR+/HER2- breast cancer will be presented at the American Association for Cancer Research (AACR) Annual Meeting on April 11, 2022. The Company is also conducting a comprehensive translational preclinical program focused on SM-88 MOA and Biomarker Identification/Validation and has engaged Evotec, a leading global research and development company, to aid in the execution of these activities.

About SM-88

SM-88 is an oral investigational modified proprietary tyrosine derivative that is believed to interrupt the metabolic processes of cancer cells by breaking down the cells’ key defenses and leading to cell death through oxidative stress and exposure to the body’s natural immune system. Clinical trial data have shown that SM-88 has demonstrated encouraging tumor responses across 15 different cancers, including lung, breast, prostate and sarcoma cancers with minimal serious grade 3 or higher adverse events. SM-88 is being evaluated in a Phase II study evaluating SM-88 in breast cancer (HR+/HER2-), as well as continuing enrollment of a Phase II study in high-risk metastatic sarcomas. SM-88 is an investigational therapy that is not approved for any indication in any disease.

Learn more.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the Private Securities Litigation Reform Act that involve substantial risks and uncertainties. Such forward-looking statements within this press release include, without limitation, statements regarding potential strategic options (and the Company’s exploration thereof) and statements regarding our drug candidates and technologies (including SM-88 and TYME-18) and their clinical potential and non-toxic safety profiles, our drug development plans and strategies, ongoing and planned preclinical or clinical trials, preliminary data results and the therapeutic design and mechanisms of our drug candidates. The words “believes,” “expects,” “hopes,” “may,” “will,” “plan,” “intends,” “estimates,” “could,” “should,” “would,” “continue,” “seeks,” “anticipates,” and similar expressions (including their use in the negative) are intended to identify forward-looking statements. Forward-looking statements can also be identified by discussions of future matters such as: expected releases of interim or final data from our clinical trials; possible collaborations; the timing, scope, status, or objectives of our exploration of strategic options or ongoing and planned trials; the success of management transitions and strategic initiatives; and other statements that are not historical. The forward-looking statements contained in this press release are based on management’s current expectations and projections which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any historical results and future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to: the Company’s process to evaluate strategic options; the terms, timing, structure, benefits and costs of any strategic transaction and whether any transaction will be consummated at all; the impact of any strategic transaction on the Company; the outcomes of any litigation, regulatory proceedings, inquiries or investigations to which the Company may be subject; the ability to obtain financing or third-party approvals as needed; the severity, duration, and economic impact of the COVID-19 pandemic; our ability to achieve the intended benefits of our strategic initiatives; that certain information is of a preliminary nature and may be subject to change; uncertainties inherent in the cost and outcomes of research and development, including the cost and availability of acceptable-quality clinical supply, and the ability to achieve adequate start and completion dates, as well as uncertainties in clinical trial design and patient enrollment, dropout or discontinuation rates; the possibility of unfavorable study results, including unfavorable new clinical data, additional analyses of existing data and results that may lead to a discontinuation of trials; risks associated with early, initial data, including the risk that the final data from any clinical trials may differ from prior or preliminary study data or analyses and may not support further clinical development; and that past reported data are not necessarily predictive of future patient or clinical data outcomes; whether and when any applications or other submissions for SM-88 or other drug candidates may be filed with regulatory authorities; whether and when regulatory authorities may approve any applications or submissions; decisions by regulatory authorities regarding labeling and other matters that could affect commercial availability of SM-88 or other drug candidates; the ability of TYME and its collaborators to develop and realize collaborative synergies; competitive developments; the ability of TYME to maintain compliance with Nasdaq listing standards; and the factors described in the section captioned “Risk Factors” of each of TYME’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 filed with the U.S. Securities and Exchange Commission (“SEC”) on June 10, 2021 and our Quarterly Report on Form 10-Q for the period ended December 31, 2021 filed with the SEC on February 11, 2022, as well as subsequent reports we file from time to time with the U.S. Securities and Exchange Commission available at www.sec.gov.

The information contained in this press release is as of its release date and TYME assumes no obligation to update forward-looking statements contained in this release as a result of future events or developments.

Investor Relations:

Lisa M. Wilson, In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com

Source: Tyme Technologies, Inc.